Small Cap Growth Fund Investment Strategy - Small Cap Growth Fund	May 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]	Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap growth companies.The Fund invests primarily in equity securities. For purposes of the Fund’s 80% investment policy, a company is considered to be a growth company if it: (i) issues securities that are represented in a third-party growth-style index or that are classified as a growth company by a third-party vendor; or (ii) meets a relevant equity market measurement in at least one “growth metric” similar to those commonly used by third-party index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others.Within the universe of growth companies, the Fund typically invests in securities of companies with a history of above-average growth in revenues, earnings, cash flows, and/or margin relative to peers, benchmarks, or consensus expectations, as well as companies expected to have above-average growth. A company will be considered a small-cap company if its market capitalization, at the time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of August 31, 2026, the median stock by market capitalization in the Index was approximately $1.142 million, and the largest stock was approximately $12.124 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The subadviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures. The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and T. Rowe Price Associates, Inc.(“T. Rowe Price”). The American Century portfolio managers look for stocks of small-cap companies that they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. In addition to accelerating growth, portfolio managers also may consider investing in companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. T. Rowe Price manages the Fund’s investments in certain privately placed securities, but does not currently intend to invest in additional privately placed securities. In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.